UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 24, 2010

Bacterin International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-158426	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.            Changes in Registrant’s Certifying Accountant.

(a)         Previous Certifying Accountant

(i)           On September 24, 2010, the audit committee of the Board of Directors of Bacterin International Holdings, Inc., formerly known as K-Kitz, Inc. (the “Company”), dismissed W.T. Uniack & Co., CPA’s P.C. (“Uniack”) as the Company’s independent certifying accountant.   Until the date of its dismissal, Uniack had served as the independent certifying accountant of the Company prior to the consummation of the reverse merger transaction (the “Reverse Merger”), in which the Company caused Bacterin International, Inc., a Nevada corporation (“Bacterin”), to be merged with and into a newly created, wholly owned subsidiary of the Company on June 30, 2010.

(ii)          Uniack’s report on the Company’s financial statements for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)         The audit committee of the Company’s Board of Directors approved the decision to change the Company’s independent certifying accountant.

(iv)         During the last two fiscal years ended December 31, 2009 and 2008, and further through the date of dismissal of Uniack, there have been no disagreements with Uniack on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Uniack, would have caused Uniack to make reference to the subject matter of the disagreement(s) in connection with its reports as required by Item 304(a)(1)(iv) of Regulation S-K.

(v)          During the last two fiscal years ended December 31, 2009 and 2008, and further through the date of dismissal of Uniack, Uniack did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi)         The Company requested that Uniack furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

 (b)        Engagement of New Certifying Accountant

On September 24, 2010, the audit committee of the Board of Directors of the Company engaged Child, Van Wagoner & Bradshaw, PLLC (“CVB”) as its new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2010.  CVB had previously served as the independent certifying accountant of Bacterin prior to the consummation of the Reverse Merger.  Bacterin continues as the Company’s operating subsidiary.

During the two most recent fiscal years and the interim periods preceding the engagement, the Company did not consult with CVB regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by CVB concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2010, the Board of Directors of the Company amended and restated the Company’s bylaws to modernize and reflect changes in Delaware law since the adoption of the bylaws.  In addition, the amended and restated bylaws better reflect the business of the Company, through Bacterin, going forward subsequent to the closing of the Reverse Merger.

The full text of the Company’s amended and restated bylaws is attached as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits.

3.2	Amended and Restated Bylaws of Bacterin International Holdings, Inc., as amended and restated on September 24, 2010

16.1	Letter from W.T. Uniack & Co., CPA’s P.C., dated September 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2010	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Chief Financial Officer

EXHIBIT INDEX

3.2	Amended and Restated Bylaws of Bacterin International Holdings, Inc., as amended and restated on September 24, 2010

16.1	Letter from W.T. Uniack & Co., CPA’s P.C., dated September 24, 2010